Exhibit 99.2

First Quarter 2009

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2009

Contact:	6110 Executive Boulevard

Bill Camp	Suite 800

Executive Vice President and	Rockville, MD 20852

Chief Financial Officer	(301) 984-9400

E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights

First Quarter 2009

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, industrial/flex, medical office, retail, and multifamily properties and land for development.

This quarter, WRIT repurchased convertible notes, entered into a 10-year mortgage on The Kenmore, issued equity through its SAFE Agreement with BNY Mellon Capital Markets, LLC, paid down a portion of its line balance and announced its 189th consecutive quarterly dividend at equal or increasing rates. WRIT repurchased a total of $48.6 million of its 3.875% convertible notes at discount prices ranging from 80-84% of par for approximately $40 million. In conjunction with these repurchases, WRIT reported a gain of approximately $5.8 million, or $0.11 per diluted share. In addition, WRIT issued an aggregate of 558,268 shares at an average price of $26.47 per share for gross proceeds of $14.8 million. Also this quarter, WRIT entered into a 10-year, $37.5 million mortgage on The Kenmore at a fixed rate of 5.37%. WRIT used the proceeds to pay down its line balance and for general corporate purposes.

In the first quarter, WRIT executed 235,000 square feet of commercial lease transactions with an average lease term of 3.6 years. The average rental rate increase on new and renewal leases in the commercial portfolio was 11.1% on a GAAP basis and -1.4% on a cash basis, and commercial tenant improvements averaged $4.81 per square foot for the quarter. Residential rental rates increased 2.2%.

As of March 31, 2009, WRIT owned a diversified portfolio of 93 properties consisting of 28 office properties, 22 industrial/flex properties, 17 medical office properties, 14 retail centers, 12 multifamily properties and land for development. WRIT’s dividends have increased every year for 38 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector - First Quarter 2009

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, the timing and pricing of lease transactions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2008 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data

Table of Contents

March 31, 2009

Schedule	Page
Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17-18
10 Largest Tenants - Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of March 31, 2009	21

Growth and Strategy
2009 Development Summary	22

Appendix
Schedule of Properties	23-24
Supplemental Definitions	25

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
OPERATING RESULTS	03/31/09	12/31/08	09/30/08	06/30/08	03/31/08
Real estate rental revenue	$77,860	$72,844	$70,386	$68,739	$69,346
Real estate expenses	(27,404)	(25,430)	(23,977)	(22,310)	(22,678)

50,456	47,414	46,409	46,429	46,668
Real estate depreciation and amortization	(23,275)	(23,604)	(21,396)	(20,994)	(20,333)

Income from real estate	27,181	23,810	25,013	25,435	26,335

Other income	320	277	338	220	238
Gain from non-disposal activities	—	—	17	—	—
Gain (loss) on extinguishment of debt	5,845	2,866	—	—	(8,449)
Interest expense	(19,681)	(18,854)	(18,447)	(18,840)	(18,900)
General and administrative	(3,182)	(3,297)	(2,731)	(3,058)	(3,023)

Income (loss) from continuing operations	10,483	4,802	4,190	3,757	(3,799)

Discontinued operations:
Income from operations of properties held for sale	417	526	439	972	1,132
Gain on sale of real estate	—	—	—	15,275	—

Income from discontinued operations	417	526	439	16,247	1,132

Net income (loss)	10,900	5,328	4,629	20,004	(2,667)
Less: Net income from noncontrolling interests	(49)	(53)	(48)	(53)	(57)

Net income (loss) attributable to the controlling interests	$10,851	$5,275	$4,581	$19,951	$(2,724)

Per Share Data
Net income (loss)	$0.20	$0.10	$0.09	$0.41	$(0.06)
Fully diluted weighted average shares outstanding	52,915	52,387	49,725	48,033	46,623

Percentage of Revenues:
Real estate expenses	35.2%	34.9%	34.1%	32.5%	32.7%
General and administrative	4.1%	4.5%	3.9%	4.4%	4.4%

Ratios:
EBITDA / Interest expense	2.7	x	2.5	x	2.4	x	2.4	x	1.9	x(1)
Income from continuing operations attributable to the controlling interest/Total real estate revenue	13.4%	6.5%	5.9%	5.4%	-5.6	%(1)

Net income attributable to the controlling interest/Total real estate revenue	13.9%	7.2%	6.5%	29.0%	-3.9	%(1)

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

(1)	Includes the impact of the loss on extinguishment of debt of $8.4 million in the first quarter of 2008

Consolidated Balance Sheet

(in thousands)

(unaudited)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Assets
Land	$414,531	$414,531	$366,326	$332,176	$331,205
Income producing property	1,870,493	1,866,221	1,748,807	1,677,132	1,658,252

	2,285,024	2,280,752	2,115,133	2,009,308	1,989,457
Accumulated depreciation and amortization	(420,279)	(400,487)	(381,231)	(362,613)	(344,538)

Net income producing property	1,864,745	1,880,265	1,733,902	1,646,695	1,644,919
Development in progress, including land held for development	23,678	23,732	23,545	59,068	59,023

Total real estate held for investment, net	1,888,423	1,903,997	1,757,447	1,705,763	1,703,942

Investment in real estate held for sale, net	16,401	16,408	16,421	16,512	40,140
Cash and cash equivalents	9,685	11,874	7,813	12,721	12,856
Restricted cash	19,343	18,823	47,074	48,868	7,637
Rents and other receivables, net of allowance for doubtful accounts	47,411	45,244	37,948	36,924	38,827
Prepaid expenses and other assets	105,615	112,599	101,553	82,730	85,290
Other assets related to properties sold or held for sale	295	462	520	235	2,011

Total assets	$2,087,173	$2,109,407	$1,968,776	$1,903,753	$1,890,703

Liabilities and Equity
Notes payable	$845,364	$890,679	$904,753	$903,645	$902,528
Mortgage notes payable	458,084	421,286	330,569	331,575	251,540
Lines of credit/short-term note payable	48,000	67,000	47,000	15,000	174,500
Accounts payable and other liabilities	71,587	70,569	65,723	59,112	57,541
Advance rents	9,100	9,001	9,270	8,773	9,362
Tenant security deposits	10,199	10,237	10,150	10,306	10,331
Other liabilities related to properties sold or held for sale	207	210	218	230	617

Total Liabilities	1,442,541	1,468,982	1,367,683	1,328,641	1,406,419

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	531	526	508	496	468
Additional paid-in capital	793,441	777,375	717,919	674,850	584,208
Distributions in excess of net income	(151,172)	(138,936)	(121,400)	(104,405)	(102,934)
Accumulated other comprehensive income (loss)	(1,963)	(2,335)	276	380	(1,244)

Total shareholders’ equity	640,837	636,630	597,303	571,321	480,498
Noncontrolling interests in subsidiaries	3,795	3,795	3,790	3,791	3,786

Total equity	644,632	640,425	601,093	575,112	484,284

Total liabilities and equity	$2,087,173	$2,109,407	$1,968,776	$1,903,753	$1,890,703

Total Debt / Total Market Capitalization	0.60:1	0.48:1	0.41:1	0.46:1	0.46:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$10,851	$5,275	$4,581	$19,951	$(2,724)
Real estate depreciation and amortization	23,275	23,604	21,396	20,994	20,333
Gain from non-disposal activities	—	—	(17)	—	—
Discontinued operations:
Gain on sale	—	—	—	(15,275)	—
Real estate depreciation and amortization	27	26	149	203	192

Funds From Operations (FFO)	$34,153	$28,905	$26,109	$25,873	$17,801

FFO per share - basic	$0.65	$0.55	$0.53	$0.54	$0.38
FFO per share - fully diluted	$0.65	$0.55	$0.52	$0.54	$0.38

FFO per share - fully diluted, excluding gain (loss) on extinguishment of debt	$0.53	$0.50	$0.52	$0.54	$0.56

Funds available for distribution(2)
Less: Gain on extinguishment of debt	(5,845)	(2,866)	—	—	—
Tenant improvements	(1,066)	(2,759)	(1,452)	(5,029)	(2,110)
External and internal leasing commissions capitalized	(1,058)	(1,184)	(1,851)	(1,429)	(2,023)
Recurring capital improvements	(1,174)	(2,688)	(1,936)	(3,052)	(2,116)
Straight-line rent, net	(664)	(517)	(779)	(712)	(744)
Non-cash fair value interest expense	1,128	266	1,067	1,061	1,047
Non-real estate depreciation and amortization	1,219	1,261	1,262	1,253	1,263
Amortization of lease intangibles, net	(597)	(47)	(533)	(537)	(506)
Amortization and expensing of restricted share and unit compensation	577	417	706	716	699
Other	—	—	—	—	—

Funds Available for Distribution (FAD)	$26,673	$20,788	$22,593	$18,144	$13,311

Total Dividends Paid	$22,923	$22,666	$21,533	$21,376	$19,724

Average shares - basic	52,914	52,358	49,599	47,933	46,623
Average shares - fully diluted	52,915	52,604	49,849	48,148	46,623

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	03/31/09	12/31/08	09/30/08	06/30/08	03/31/08
EBITDA(1)

Net income attributable to the controlling interests	$10,851	$5,275	$4,581	$19,951	$(2,724)
Add:
Interest expense	19,681	18,854	18,447	18,840	18,900
Real estate depreciation and amortization	23,302	23,630	21,545	21,197	20,525
Non-real estate depreciation	305	315	299	285	276
Less:
Gain on sale of real estate	—	—	—	(15,275)	—
Gain from non-disposal activities	—	—	(17)	—	—
Other income	(320)	(277)	(338)	(220)	(238)

EBITDA	$53,819	$47,797	$44,517	$44,778	$36,739

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	March 31, 2009		December 31, 2008		September 30, 2008	June 30, 2008	March 31, 2008
Balances Outstanding

Secured
Conventional fixed rate	$458,084	(1)	$421,286	(1)	$330,569	$331,575	$251,540

Secured total	458,084		421,286		330,569	331,575	251,540

Unsecured
Fixed rate bonds and notes	845,364		890,679		904,753	903,645	902,528
Credit facility	48,000		67,000		47,000	15,000	174,500

Unsecured total	893,364		957,679		951,753	918,645	1,077,028

Total	$1,351,448		$1,378,965		$1,282,322	$1,250,220	$1,328,568

Average Interest Rates

Secured
Conventional fixed rate	6.0	%(1)	6.1	%(1)	5.8%	5.8%	5.8%

Secured total	6.0%		6.1%		5.8%	5.8%	5.8%

Unsecured
Fixed rate bonds	5.6%		5.6%		5.6%	5.6%	5.6%
Credit facilities	0.9%		1.5%		2.9%	5.1%	5.1%

Unsecured total	5.3%		5.3%		5.5%	5.6%	5.5%

Average	5.6%		5.6%		5.5%	5.6%	5.6%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $7,932,022 and $1,059,630, respectively.

(1)

Includes the impact of the $101.9 million loan with an interest rate of 5.619% per annum assumed with the purchase of 2445 M Street during the fourth quarter of 2008. In purchase accounting, the loan was recorded at its fair value of $91.7 million. The combined interest and discount amortization give the loan a fair value interest rate of 7.25%.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

Debt Maturity Schedule

Annual Expirations and Weighted Average Interest Rates

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities		Total Debt	Average Interest Rate
2009	$53,207	$—	$—		$53,207	7.0%
2010	25,933	100,000	48,000	(2)	173,933	3.7%
2011(1)	13,349	150,000	—		163,349	5.9%
2012	21,362	50,000	—		71,362	5.0%
2013	106,630	60,000	—		166,630	5.4%
2014	1,516	100,000	—		101,516	5.3%
2015	20,041	150,000	—		170,041	5.3%
2016	82,281	—	—		82,281	5.7%
2017	103,193	—	—		103,193	7.2%
Thereafter (1)	38,504	245,424	—		283,928	6.1%

Total maturities	$466,016	$855,424	$48,000		$1,369,440	5.6%

Weighted average maturity = 6.8 years

(1)	3.875% convertible notes due 2026 in the aggregate principal amount of $195.4 million are puttable at par in September, 2011.
(2)	The unsecured line of credit with the outstanding balance matures in November, 2010, but may be extended for one year at WRIT’s option.

Capital Analysis

(In thousands, except per share amounts)

	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
Market Data

Shares Outstanding	53,000		52,434		50,661		49,461		46,716
Market Price per Share	$17.30		$28.30		$36.63		$30.05		$33.42
Equity Market Capitalization	$916,900		$1,483,882		$1,855,712		$1,486,303		$1,561,249

Total Debt	$1,351,448		$1,378,965		$1,282,322		$1,250,220		$1,328,568
Total Market Capitalization	$2,268,348		$2,862,847		$3,138,034		$2,736,523		$2,889,817

Total Debt to Market Capitalization	0.60:1		0.48:1		0.41:1		0.46:1		0.46:1

Earnings to Fixed Charges(1)	1.5	x	1.2	x	1.2	x	1.2	x	0.8	x(3)
Debt Service Coverage Ratio(2)	2.7	x	2.4	x	2.3	x	2.3	x	1.8	x(3)

Dividend Data

Total Dividends Paid	$22,923		$22,666		$21,533		$21,376		$19,724
Common Dividend per Share	$0.4325		$0.4325		$0.4325		$0.4325		$0.4225
Payout Ratio (FFO per share basis)	66.5%		78.6%		81.6%		80.1%		111.2%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

(3)	Includes the impact of the loss on extinguishment of debt of $8.4 million and the write off of related note premium in the first quarter of 2008.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2009 vs. 2008

Cash Basis

	First Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	3.2%	2.2%
Office Buildings	-5.2%	3.6%
Medical Office Buildings	3.4%	3.1%
Retail Centers	-6.3%	3.4%
Industrial / Flex Properties	-6.3%	1.4%

Overall Core Portfolio	-3.4%	3.0%

GAAP Basis

	First Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	3.1%	2.2%
Office Buildings	-6.1%	2.9%
Medical Office Buildings	3.6%	2.5%
Retail Centers	-8.0%	3.0%
Industrial / Flex Properties	-7.8%	1.0%

Overall Core Portfolio	-4.3%	2.5%

[1]	Non-core properties were:

2008 acquisitions - 6100 Columbia Park Road, Sterling Medical Office Building, Kenmore Apartments and 2445 M Street.

2008 sold properties - Sullyfield Center and The Earhart Building.

2008 held for sale properties - Avondale and Charleston Business Center.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

Core Portfolio Net Operating Income (NOI) Summary

(In thousands)

	Three Months Ended March 31,
	2009	2008	% Change
Cash Basis:
Multifamily	$4,659	$4,516	3.2%
Office Buildings	17,693	18,673	-5.2%
Medical Office Buildings	7,191	6,952	3.4%
Retail Centers	7,684	8,201	-6.3%
Industrial/Flex	6,880	7,340	-6.3%

	$44,107	$45,682	-3.4%

GAAP Basis:
Multifamily	$4,659	$4,519	3.1%
Office Buildings	18,119	19,305	-6.1%
Medical Office Buildings	7,485	7,224	3.6%
Retail Centers	7,706	8,374	-8.0%
Industrial/Flex	6,949	7,536	-7.8%

	$44,918	$46,958	-4.3%

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended March 31, 2009
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,064	$28,967	$11,327	$10,579	$9,812	$—	$68,749
Non-core - acquired and in development [1]	3,105	5,443	159	—	404	—	9,111

Total	11,169	34,410	11,486	10,579	10,216	—	77,860

Real estate expenses
Core Portfolio	3,405	10,848	3,842	2,873	2,863	—	23,831
Non-core - acquired and in development [1]	1,484	1,872	91	—	126	—	3,573

Total	4,889	12,720	3,933	2,873	2,989	—	27,404

Net Operating Income (NOI)
Core Portfolio	4,659	18,119	7,485	7,706	6,949	—	44,918
Non-core - acquired and in development [1,3]	1,621	3,571	68	—	278	—	5,538

Total	$6,280	$21,690	$7,553	$7,706	$7,227	$—	$50,456

Core Portfolio NOI GAAP Basis (from above)	$4,659	$18,119	$7,485	$7,706	$6,949	$—	$44,918
Straight-line revenue, net for core properties	—	(75)	(155)	75	(60)	—	(215)
FAS 141 Min Rent	—	(356)	(139)	(100)	(14)	—	(609)
Amortization of lease intangibles for core properties	—	5	—	3	5	—	13

Core portfolio NOI, Cash Basis	$4,659	$17,693	$7,191	$7,684	$6,880	$—	$44,107

Reconciliation of NOI to Net Income
Total NOI	$6,280	$21,690	$7,553	$7,706	$7,227	$—	$50,456
Other income	—	—	—	—	—	320	320
Interest expense	(2,341)	(2,582)	(1,369)	(326)	(242)	(12,821)	(19,681)
Depreciation and amortization	(3,466)	(11,101)	(3,641)	(1,807)	(2,998)	(262)	(23,275)
General and administrative	—	—	—	—	—	(3,182)	(3,182)
Discontinued operations[2]	312	—	—	—	105	—	417
Gain on extinguishment of debt	—	—	—	—	—	5,845	5,845

Net Income	785	8,007	2,543	5,573	4,092	(10,100)	10,900
Net income attributable to noncontrolling interests	—	—	—	—	—	(49)	(49)

Net income attributable to the controlling interests	$785	$8,007	$2,543	$5,573	$4,092	$(10,149)	$10,851

[1]	Non-core acquired and in development properties:

2008 acquisitions - 6100 Columbia Park Road, Sterling Medical Office Building, Kenmore Apartments and 2445 M Street.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Held for Sale Properties - Avondale and Charleston Business Center.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended March 31, 2008
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$7,753	$29,701	$10,734	$10,646	$10,009	$—	$68,843
Non-core - acquired and in development [1]	379	—	—	—	124	—	503

Total	8,132	29,701	10,734	10,646	10,133	—	69,346

Real estate expenses
Core portfolio	3,234	10,396	3,510	2,272	2,473	—	21,885
Non-core - acquired and in development [1]	607	149	—	—	37	—	793

Total	3,841	10,545	3,510	2,272	2,510	—	22,678

Net operating income (NOI)
Core portfolio	4,519	19,305	7,224	8,374	7,536	—	46,958
Non-core - acquired and in development [1]	(228)	(149)	—	—	87	—	(290)

Total	$4,291	$19,156	$7,224	$8,374	$7,623	$—	$46,668

Core portfolio NOI GAAP basis (from above)	$4,519	$19,305	$7,224	$8,374	$7,536	$—	$46,958
Straight-line revenue, net for core properties	(4)	(290)	(174)	(23)	(223)	—	(714)
FAS 141 min rent	—	(348)	(98)	(153)	22	—	(577)
Amortization of lease intangibles for core properties	1	6	—	3	5	—	15

Core portfolio NOI, cash basis	$4,516	$18,673	$6,952	$8,201	$7,340	$—	$45,682

Reconciliation of NOI to net income
Total NOI	$4,291	$19,156	$7,224	$8,374	$7,623	$—	$46,668
Other income	—	—	—	—	—	238	238
Gain from non-disposal activities	—	—	—	—	—	—	—
Interest expense	(913)	(852)	(1,408)	(335)	(245)	(15,147)	(18,900)
Depreciation and amortization	(2,857)	(9,013)	(3,512)	(1,829)	(2,938)	(184)	(20,333)
General and administrative	—	—	—	—	—	(3,023)	(3,023)
Discontinued operations[2]	111	—	—	—	1,021	—	1,132
Gain (loss) on extinguishment of debt	—	—	—	—	—	(8,449)	(8,449)

Net income	632	9,291	2,304	6,210	5,461	(26,565)	(2,667)
Net income attributable to noncontrolling interests	—	—	—	—	—	(57)	(57)

Net income attributable to the controlling interests	$632	$9,291	$2,304	$6,210	$5,461	$(26,622)	$(2,724)

[1]	Non-core acquired and in development properties were:

2008 acquisition - 6100 Columbia Park Road.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Sold Properties - Sullyfield Center and The Earhart Building. Held for Sale Properties - Avondale and Charleston Business Center.

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q1 2009 vs. Q1 2008

GAAP Basis
	Core Portfolio		All Properties
Sector	1st QTR 2009	1st QTR 2008	1st QTR 2009	1st QTR 2008
Multifamily	91.6%	92.8%	87.4%	79.6%
Office Buildings	92.2%	95.5%	92.6%	95.5%
Medical Office Buildings	97.1%	97.9%	96.5%	97.9%
Retail Centers	95.2%	95.3%	95.2%	95.3%
Industrial / Flex Properties	90.3%	94.7%	90.4%	93.8%

Overall Portfolio	93.1%	95.4%	92.3%	93.0%

Commercial Leasing Summary

Three months ended 3/31/09

	1st Quarter 2009
Gross Leasing Square Footage
Office Buildings	63,159
Medical Office Buildings	10,717
Retail Centers	21,213
Industrial Centers	139,826

Total	234,915

Weighted Average Term (yrs)
Office Buildings	6.3
Medical Office Buildings	4.9
Retail Centers	3.4
Industrial Centers	2.3

Total	3.6

	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$28.08	$29.29
Medical Office Buildings	31.94	32.88
Retail Centers	18.48	18.56
Industrial Centers	8.67	9.69

Total	$15.83	$16.82

Rate on new and renewal leases
Office Buildings	$31.84	$29.23
Medical Office Buildings	35.08	33.09
Retail Centers	17.52	16.29
Industrial Centers	9.82	9.65

Total	$17.59	$16.58

Percentage Increase
Office Buildings	13.41%	-0.19%
Medical Office Buildings	9.82%	0.65%
Retail Centers	-5.21%	-12.25%
Industrial Centers	13.35%	-0.39%

Total	11.10%	-1.38%

Commercial Leasing Summary

Continued from previous page

Three months ended 3/31/09

	1st Quarter 2009
	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$1,012,367	$16.03
Medical Office Buildings	87,051	8.12
Retail Centers	5,594	0.26
Industrial Centers	23,847	0.17

Subtotal	$1,128,859	$4.81

	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$780,778	$12.36
Medical Office Buildings	21,977	2.05
Retail Centers	73,743	3.48
Industrial Centers	79,034	0.57

Subtotal	$955,532	$4.07

	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$1,793,145	$28.39
Medical Office Buildings	109,028	10.17
Retail Centers	79,337	3.74
Industrial Centers	102,881	0.74

Total	$2,084,391	$8.87

10 Largest Tenants - Based on Annualized Rent

March 31, 2009

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	32	4.29%	210,354	2.12%
Advisory Board Company	1	122	2.66%	180,925	1.82%
Sunrise Assisted Living, Inc.	1	54	2.44%	184,202	1.85%
IBM Corporation	2	119	1.90%	134,734	1.36%
General Services Administration	8	21	1.86%	256,188	2.58%
Patton Boggs LLP	1	97	1.80%	110,566	1.11%
INOVA Health System	6	55	1.57%	95,682	0.96%
Lafarge North America, Inc	1	16	1.27%	80,610	0.81%
URS Corporation	1	57	1.15%	84,970	0.85%
George Washington University	2	83	1.11%	77,538	0.78%

Total/Weighted Average		63	20.05%	1,415,769	14.24%

Industry Diversification

March 31, 2009

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$57,680,413	26.52%	2,228,332	22.41%
Ambulatory Health Care Services	40,050,646	18.41%	1,330,693	13.38%
Credit Intermediation and Related Activities	15,548,342	7.15%	403,518	4.06%
Executive, Legislative & Other General Government	8,211,021	3.78%	421,839	4.24%
Educational Services	6,565,080	3.02%	246,128	2.48%
Religious, Grantmaking, Civic, Professional	6,561,903	3.02%	205,715	2.07%
Nursing and Residential Care Facilities	5,908,018	2.72%	214,534	2.16%
Food Services and Drinking Places	5,809,698	2.67%	225,476	2.27%
Administrative and Support Services	5,108,806	2.35%	329,391	3.31%
Food and Beverage Stores	4,097,668	1.88%	256,562	2.58%
Furniture and Home Furnishing Stores	3,817,614	1.76%	233,465	2.35%
Miscellaneous Store Retailers	3,732,440	1.72%	263,341	2.65%
Merchant Wholesalers-Durable Goods	3,611,195	1.66%	366,278	3.68%
Nonmetallic Mineral Product Manufacturing	3,140,533	1.44%	119,474	1.20%
Broadcasting (except Internet)	3,067,956	1.41%	87,939	0.88%
Specialty Trade Contractors	2,938,399	1.35%	324,465	3.26%
Personal and Laundry Services	2,856,741	1.31%	128,010	1.29%
Health & Personal Care Services	2,278,940	1.05%	76,807	0.77%
Clothing & Clothing Accessories Stores	2,214,231	1.02%	138,986	1.40%
Merchant Wholesalers-Non Durable Goods	2,138,765	0.98%	226,518	2.28%
Sporting Goods/Books/Hobby/Music Stores	2,126,731	0.98%	152,724	1.54%
Real Estate	1,898,699	0.87%	74,836	0.75%
Miscellaneous Manufacturing	1,871,660	0.86%	183,486	1.85%
Hospitals	1,828,670	0.84%	59,118	0.59%
Construction of Buildings	1,711,975	0.79%	111,142	1.12%
General Merchandise Stores	1,670,304	0.77%	222,430	2.24%
Amusement, Gambling and Recreation Industries	1,611,634	0.74%	133,268	1.34%
Insurance Carriers and Related Activities	1,557,303	0.72%	70,651	0.71%
Telecommunications	1,238,335	0.57%	43,907	0.44%
Other	16,680,582	7.64%	1,066,527	10.70%

Total	$217,534,302	100.00%	9,945,560	100.00%

Lease Expirations

March 31, 2009

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2009	92	279,490	7.24%	$7,691,989	$27.52	5.94%
2010	136	776,463	20.11%	24,950,407	32.13	19.27%
2011	114	560,023	14.50%	18,529,203	33.09	14.31%
2012	80	382,808	9.91%	11,957,103	31.24	9.24%
2013	62	529,488	13.71%	16,785,033	31.70	12.97%
2014 and thereafter	136	1,333,828	34.53%	49,543,156	37.14	38.27%

	620	3,862,100	100.00%	$129,456,891	$33.52	100.00%

Medical Office:
2009	37	87,564	7.31%	$2,762,131	$31.54	6.29%
2010	55	165,810	13.84%	5,559,432	33.53	12.66%
2011	66	224,329	18.73%	7,778,259	34.67	17.71%
2012	43	135,811	11.34%	5,046,937	37.16	11.49%
2013	45	137,623	11.49%	4,801,875	34.89	10.93%
2014 and thereafter	110	446,813	37.29%	17,978,158	40.24	40.92%

	356	1,197,950	100.00%	$43,926,792	$36.67	100.00%

Retail:
2009	38	124,134	6.74%	$2,563,484	$20.65	7.08%
2010	55	313,702	17.02%	5,641,001	17.98	15.57%
2011	37	160,211	8.69%	3,082,348	19.24	8.51%
2012	39	140,801	7.64%	3,194,709	22.69	8.82%
2013	39	291,107	15.79%	4,529,963	15.56	12.50%
2014 and thereafter	88	813,229	44.12%	17,219,880	21.17	47.52%

	296	1,843,184	100.00%	$36,231,385	$19.66	100.00%

Industrial:
2009	41	370,510	11.88%	$3,394,513	$9.16	9.50%
2010	65	503,553	16.15%	5,724,474	11.37	16.02%
2011	67	622,067	19.95%	5,991,633	9.63	16.77%
2012	33	449,805	14.42%	5,273,793	11.72	14.76%
2013	26	410,358	13.16%	4,901,424	11.94	13.72%
2014 and thereafter	42	762,678	24.44%	10,439,019	13.69	29.23%

	274	3,118,971	100.00%	$35,724,856	$11.45	100.00%

Total:
2009	208	861,698	8.60%	$16,412,117	$19.05	6.69%
2010	311	1,759,528	17.56%	41,875,314	23.80	17.07%
2011	284	1,566,630	15.63%	35,381,443	22.58	14.42%
2012	195	1,109,225	11.07%	25,472,542	22.96	10.38%
2013	172	1,368,576	13.66%	31,018,295	22.66	12.64%
2014 and thereafter	376	3,356,548	33.48%	95,180,213	28.36	38.80%

	1,546	10,022,205	100.00%	$245,339,924	$24.48	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

2009 Development Summary

as of March 31, 2009

($’s in thousands)

Property	Location	Total SF	Est. Total Investment		Investment to Date		Placed Into Service		Date Placed Into Service		Balance Sheet: Development In Progress	Percentage Leased
Value-Creation Pipeline
Dulles Station Phase II	Herndon, VA	360,000	n/a		$26,115	(1)	$8,009	(1)	n/a	(1)	$18,106	n/a
Kenmore Avenue	Alexandria, VA	tbd	n/a		4,923		—		n/a		4,923	n/a
Other	Various	n/a	n/a		554		—		n/a		554	n/a

					$31,592		$8,009				$23,583

Projects Placed in Service During 2007 and 2008
Dulles Station Phase I	Herndon, VA	180,000	$60,500		$44,910		$44,897		3Q07/3Q08	(2)	$13	87%
Bennett Park Apartments	Arlington, VA	268,000	86,500	(3)	86,432	(3)	86,366	(3)	4Q07		66	79%
Clayborne Apartments	Alexandria, VA	87,000	36,752	(4)	36,752	(4)	36,736	(4)	1Q08		16	82%

			$183,752		$168,094		$167,999				$95

(1)	Represents allocation of completed garage at Dulles Station to Phase II. The garage was placed into service in 3Q07.
(2)	The Dulles Station garage was placed into service in 3Q07, and the building was placed into service in 3Q08.
(3)	Includes shared garage investment at 1600 Wilson Boulevard of $4,625.
(4)	Includes shared garage and retail space investment at South Washington Street of $6,240.

Schedule of Properties

March 31, 2009

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000

Subtotal				4,211,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000

Subtotal				1,222,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

Schedule of Properties (Cont.)
March 31, 2009

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 253	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Avondale / 237	Laurel, MD	1999	1987	170,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	269,000

Subtotal (2,773 units)				2,375,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,595,000

TOTAL				13,425,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

March 31, 2009

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO)—The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income attributable to the controlling interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream, gain/loss from extinguishment of debt and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.